UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 17, 2006
        -----------------------------------------------------------------

                        AIRNET COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                  000-28217                     59-3218138
          -------------------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                     3950 Dow Road, Melbourne, Florida 32934
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (321) 984-1990
       ------------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

On August 17, 2006, a hearing was held in the United States Bankruptcy Court for the Middle District of Florida (the "Court"), Orlando Division in Case No. 6-06-bk-01171 regarding confirmation of AirNet Communications Corporation's Plan of Reorganization (the "Plan"). The Plan has been confirmed and a written order will be entered with the Court if definitive written agreements between AirNet, TECORE and other creditors are finalized. Prior to the hearing, AirNet, TECORE and other creditors had entered into written letters of intent regarding treatment of secured and unsecured debt, and patents.

As set forth in the Plan, all of AirNet's issued or authorized common stock, stock options and warrants will be cancelled on the effective date of the Plan. AirNet will file a Form 15 with the SEC pursuant to Rule 12g-4(a)(1)(i) of the Securities Exchange Act of 1934, terminating the registration of the common stock on or around the date in which the Court enters a written order confirming the Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRNET COMMUNICATIONS CORPORATION



                                    By:   /s/ Stuart P. Dawley, Esq.
                                         ---------------------------------------
                                          Stuart P. Dawley, Esq.
                                          Vice President, General Counsel and
                                          Secretary

Dated: August 22, 2006


                                      -3-